SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 22, 2011

Universal Display Corporation

(Exact Name of Registrant Specified in Charter)

Pennsylvania	1-12031	23-2372688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

375 Phillips Boulevard
Ewing, NJ	08618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 671-0980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On August 22, 2011, the Registrant and Samsung Mobile Display Co., Ltd. (“SMD”) entered into an OLED Patent License Agreement (the “License Agreement”) and a Supplemental OLED Material Purchase Agreement (the “Supplemental Agreement”).  The OLED Patent License Agreement and the OLED Supplemental License Agreement between the Registrant and SMD, both dated as of April 19, 2005, as amended since that date, are terminated as of the effective date of the aforementioned agreements.

Pursuant to the License Agreement, the Registrant granted to SMD license rights under various patents owned or controlled by the Registrant for SMD to manufacture and sell certain phosphorescent organic light emitting diode (OLED) display products.  In consideration of the license grant, SMD agreed to pay the Registrant a license fee over the term of the License Agreement, which is through December 31, 2017.

Pursuant to the Supplemental Agreement, the parties agreed that SMD shall purchase from the Registrant, and the Registrant shall supply to SMD, a minimum amount of phosphorescent materials for SMD’s use in the manufacture of licensed products.  This minimum purchase commitment is subject to the Registrant being able to supply SMD with sufficient material to meet its requirements over the term of the Supplemental Agreement, which is concurrent with the term of the License Agreement.

The foregoing descriptions of the License Agreement and Supplemental Agreement do not purport to be complete and are qualified in their entireties by reference to such agreements, which are filed as exhibits hereto and are incorporated herein by reference.

Item 1.02               Termination of a Material Definitive Agreement.

The OLED Patent License Agreement and the OLED Supplemental License Agreement between the Registrant and SMD, both dated as of April 19, 2005, as amended since that date, are terminated as of the effective date of the aforementioned agreements.  See Item 1.01 above.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit Title
99.1+	OLED Patent License Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.
99.2+	Supplemental OLED Material Purchase Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.

+      Confidential treatment has been requested for certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION

	By:	/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial
Officer, Treasurer and Secretary

Dated: August 26, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1+	OLED Patent License Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.
99.2+	Supplemental OLED Material Purchase Agreement, by and between the Registrant and SMD, entered into and effective as of August 22, 2011.

+      Confidential treatment has been requested for certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.